19. SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2021
Subsequent Events
19. SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

On July 21, 2021, the Company nominated SD Capital Advisory Limited (“SDCA”) and GKB Ventures Limited (“GKB”) as joint financial advisors to assist it with the structuring and arranging of project financing, with a focus on Export Credit Agencies (“ECA”), for the development of the Company’s flagship Matawinie Graphite Mining project in Québec, Canada.

On July 23, 2021, the Company closed a private placement equity financing with Investissement Québec, acting as mandatory for the government of Québec, and issued a total of 1,978,750 common shares at a price of $9.25 per share for proceeds to the Company of $18.3M. This financing complemented the underwritten public offering agreement closed on June 23, 2021 (see note 10).